UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 6, 2010

T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19580	76-0697390
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)
7135 Ardmore, Houston, Texas 77054
(Address of principal executive offices and zip code)
(713) 996-4110
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-10.1
EX-99.1
EX-99.2

Item 1.01	Entry into a Material Definitive Agreement
     On October 6, 2010, T-3 Energy Services, Inc., a Delaware corporation (“T-3”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Robbins & Myers, Inc., an Ohio corporation (“R&M”), Triple Merger I, Inc., a Delaware corporation and wholly-owned subsidiary of R&M (“Merger Sub”), and Triple Merger II, Inc., a Delaware corporation and wholly-owned subsidiary of R&M (“Second Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into T-3, with T-3 continuing as the surviving corporation (the “First Merger”). If required pursuant to the Merger Agreement, immediately following the First Merger, R&M will cause T-3 to merge with and into Second Merger Sub, with Second Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of R&M (such merger, together with the First Merger, the “Transactions”).
     Upon the terms and subject to the conditions of the Merger Agreement, which has been unanimously approved and adopted by boards of directors of both R&M and T-3, at the effective time of the First Merger (the “Effective Time”), by virtue of the First Merger and without any action on the parts of R&M, Merger Sub or T-3 or their respective stockholders, each share of common stock of T-3, par value $0.001 per share (“T-3 Common Stock”), issued and outstanding immediately prior to the Effective Time, other than those shares held by R&M, any subsidiary of R&M, Merger Sub or Second Merger Sub, and other than those shares with respect to which dissenters’ rights are properly exercised, will be canceled and converted into the right to receive a combination of (1) 0.894 common shares, without par value, of R&M (“R&M Common Shares”), and (2) $7.95 in cash without interest (the “Per Share Cash Amount” and, together with the consideration referred to in clause (1), the “Merger Consideration”). Based on the closing price of the R&M Common Shares (as reported on The New York Stock Exchange) of $26.68 per share on October 5, 2010, the value of the Merger Consideration is $31.80 per share of T-3 Common Stock, for total aggregate consideration of approximately $422 million, net of cash assumed.
     Each vested and unvested option to purchase shares of T-3 Common Stock that is outstanding immediately prior to the Effective Time (a “T-3 Option”) will be canceled and converted into an option to acquire, on the same terms and conditions as were applicable to such T-3 Option immediately prior to the Effective Time, a number of R&M Common Shares equal to the product of (1) the number of shares of T-3 Common Stock subject to such T-3 Option and (2) 1.192, at an exercise price per R&M Common Share equal to (A) the exercise price per share of T-3 Common Stock subject to such T-3 Option divided by (B) 1.192. Each award of restricted T-3 Common Stock that is outstanding immediately prior to the Effective Time will vest and receive the Merger Consideration. Each warrant to purchase shares of T-3 Common Stock that is outstanding immediately prior to the Effective Time will be canceled and converted into the right to receive, upon payment of the exercise price defined in such warrant, the same Merger Consideration as would have been issuable and payable with respect to the shares of T-3 Common Stock subject to such warrant if such shares had been outstanding immediately prior to the Effective Time. Under the Merger Agreement, T-3 stockholders are estimated to receive an aggregate of approximately 12.0 million R&M Common Shares and $106.0 million in cash. Upon completion of the First Merger, T-3 stockholders would own approximately 27% of the combined company.
     R&M and T-3 have made customary representations, warranties and covenants in the Merger Agreement. The consummation of the First Merger is subject to (1) R&M’s shareholders approving the issuance of R&M shares in the First Merger, (2) T-3’s stockholders adopting the Merger Agreement, (3) the expiration or termination of the Hart-Scott-Rodino Antitrust Improvements Act waiting period and (4) other customary closing conditions. The Transactions are not conditioned on financing. The Transactions, taken together, are intended to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     The Merger Agreement contains certain termination rights for both R&M and T-3. Upon termination of the Merger Agreement under specified circumstances, R&M may be required to pay T-3 a termination fee of $24 million and T-3 may be required to pay R&M a termination fee of $12 million.
     In connection with the First Merger, T-3 and R&M have entered into a Voting Agreement (the “Voting Agreement”) with M.H.M. & Co., Ltd. ( “M.H.M.”), dated October 6, 2010, pursuant to which M.H.M. has agreed, upon the terms and subject to the conditions set forth in the Voting Agreement, to vote all 5,546,106 of the R&M Common Shares which M.H.M. beneficially owns, representing approximately 16.8% of the outstanding shares of R&M Common Shares as of the date of the Voting Agreement, in favor of the First Merger and the other transactions contemplated by the Merger Agreement, including the issuance of R&M Common Shares to T-3 stockholders, and against certain transactions which could conflict or compete with the First Merger.
     The Voting Agreement will terminate at the earliest of (i) the mutual agreement of M.H.M and T-3, (ii) the Effective Time of the First Merger, (iii) a withdrawal or adverse modification of in the R&M board of directors’ recommendation of the Transactions or its adoption, recommendation, or declaration of advisability of an alternative transaction, in accordance with the Merger Agreement or (iv) the termination of the Merger Agreement in accordance with its terms.
     The foregoing summary of the Merger Agreement, the Voting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement and the Voting Agreement, which are filed as Exhibit 2.1 and Exhibit 10.1, respectively, to this report and are incorporated into this Item 1.01 by reference. The Merger Agreement, which has been included to provide investors and security holders with information regarding its terms, contains representations and warranties of each of R&M and T-3. It is not intended to provide any other factual information about R&M, T-3, Merger Sub or Second Merger Sub. The assertions embodied in those representations and warranties were made only for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purposes of allocating risk between the respective parties rather than establishing matters as fact. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about R&M, T-3, Merger Sub or Second Merger Sub. Investors and security holders should carefully read the Merger Agreement together with the other information concerning R&M and T-3 that each company publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).
Item 2.02 Results of Operations and Financial Condition
     On October 6, 2010, representatives of T-3 and R&M made a presentation to investors regarding the Transactions and other topics, which included information relating to T-3’s financial and operating results for the third quarter of 2010 and other information. The investor presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
     In accordance with general instruction B.2 of Form 8-K, the information contained in this Item 2.02, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events
     R&M and T-3 issued a joint press release on October 6, 2010, announcing the execution of the Merger Agreement. A copy of the press release is included as Exhibit 99.1 to this report and incorporated by reference into this Item 8.01.
Important Information For Investors And Stockholders
     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. R&M will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of T-3 and R&M that also constitutes a prospectus of R&M. R&M and T-3 also plan to file other documents with the SEC regarding the proposed agreement. INVESTORS AND SECURITY HOLDERS OF T-3 AND R&M ARE URGED TO READ THE

JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about R&M and T-3, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by R&M will be available free of charge on R&M’s internet website at www.robbinsmyers.com under the tab “Investor Information” and then under the tab “SEC Reports” or by contacting R&M’s Investor Relations Department at 937-458-6600 or by written request to 51 Plum Street, Suite 260, Dayton, Ohio 45440. Copies of the documents filed with the SEC by T-3 will be available free of charge on T-3’s internet website at www.t3energy.com under the tab “Corporate” and then under the tab “Investor Relations” or by contacting T-3’s Investor Relations Department at 713-996-4110 or by written request to 7135 Ardmore Street, Houston, Texas 77054.
     R&M, T-3, their respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of T-3 in connection with the proposed transaction. Information about the directors and executive officers of T-3 is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 30, 2010 and its Current Report on Form 8-K filed with the SEC on June 16, 2010. Information about the directors and executive officers of R&M is set forth in its Annual Report on Form 10-K for the year ended August 31, 2009 and the proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on December 4, 2009. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Cautionary Statement Regarding Forward-Looking Statements
     This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect T-3’s and R&M’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, T-3’s and R&M’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; the timing of the completion of the proposed transaction; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of T-3’s and R&M’s Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning T-3, R&M, the proposed transaction or other matters and attributable to T-3 or R&M or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither T-3 nor R&M undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Exhibit Title
2.1	Agreement and Plan of Merger, dated as of October 6, 2010, among Robbins & Myers, Inc., T-3 Energy Services, Inc., Triple Merger I, Inc. and Triple Merger II, Inc.*

10.1	Voting Agreement, dated as of October 6, 2010, among T-3 Energy Services, Inc., Robbins & Myers, Inc. and M.H.M. & Co., Ltd.

99.1	Joint press release, dated as of October 6, 2010, of T-3 Energy Services, Inc. and Robbins & Myers, Inc., regarding execution of the Agreement and Plan of Merger.

99.2	Joint Investor Presentation of Robbins & Myers, Inc. and T-3 Energy Services, Inc., dated October 6, 2010.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. T-3 hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T-3 ENERGY SERVICES, INC.
Date: October 6, 2010	By:	/s/ James M. Mitchell
James M. Mitchell
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of October 6, 2010, among Robbins & Myers, Inc., T-3 Energy Services, Inc., Triple Merger I, Inc. and Triple Merger II, Inc.*

10.1	Voting Agreement, dated as of October 6, 2010, among T-3 Energy Services, Inc., Robbins & Myers, Inc. and M.H.M. & Co., Ltd.

99.1	Joint press release, dated as of October 6, 2010, of T-3 Energy Services, Inc. and Robbins & Myers, Inc., regarding execution of the Agreement and Plan of Merger.

99.2	Joint Investor Presentation of Robbins & Myers, Inc. and T-3 Energy Services, Inc., dated October 6, 2010.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. T-3 hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.